Q1 2019 SUPPLEMENTAL INFORMATION APRIL 30, 2019

Forward Looking Statements Any statements in this presentation about future expectations, plans and prospects for Ameresco, Inc., including statements about market conditions, pipeline and backlog, as well as estimated future revenues and net income, and other statements containing the words “projects,” “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the timing of, and ability to, enter into contracts for awarded projects on the terms proposed; the timing of work we do on projects where we recognize revenue on a percentage of completion basis, including the ability to perform under recently signed contracts without unusual delay; our ability to place solar assets into service as planned; demand for our energy efficiency and renewable energy solutions; our ability to arrange financing for our projects; changes in federal, state and local government policies and programs related to energy efficiency and renewable energy; the ability of customers to cancel or defer contracts included in our backlog; the effects of our recent acquisitions and restructuring activities; seasonality in construction and in demand for our products and services; a customer’s decision to delay our work on, or other risks involved with, a particular project; availability and costs of labor and equipment; the addition of new customers or the loss of existing customers; market price of the Company's stock prevailing from time to time; the nature of other investment opportunities presented to the Company from time to time; the Company's cash flows from operations and other factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the U.S. Securities and Exchange Commission on March 8, 2019. In addition, the forward-looking statements included in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. Use of Non-GAAP Financial Measures This presentation includes references to adjusted EBITDA, adjusted cash from operations, non-GAAP net income and non-GAAP earnings per share, which are non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses these measures, please see the section in the Appendix in this presentation titled “Non-GAAP Financial Measures”. For a reconciliation of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the tables in the Appendix to this presentation titled “GAAP to Non- GAAP Reconciliation,” Non-GAAP Financial Guidance” and “Non-GAAP Financial Measures.” ©2018 Ameresco, Inc. All rights reserved. 2

Q1 2019 HIGHLIGHTS $14.2M $4.1M -10% $150M 21.7% Adj. EBITDA Net Income Q1 EBITDA driven by EBITDA change Gross Margin higher recurring GAAP Net Income EBITDA down 10% y/y Gross Margin up revenues Revenue down 41% y/y 240bps y/y Q1 Revenue driven by an increase in Energy Assets ©2018 Ameresco, Inc. All rights reserved. 3

AMERESCO

SOURCES OF REVENUE Q1 2019

$87.4M

Projects

Energy efficiency and renewable energy projects

$40.2M

Recurring

Energy & incentive revenue from owned solar and renewable gas assets; plus recurring O&M from projects

$22.5M

Other

Services, software and integrated PV

©2018 Ameresco, Inc. All rights reserved.
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75% OF PROFIT CAME FROM RECURRING LINES OF BUSINESS Q1 2019 RECURRING 27% Assets Other Projects 17% 16% 9% O&M O&M 10% $150M 10% $14M Revenue` Adjusted Projects EBITDA* 58% Other 15% Assets 65% * Adjusted EBITDA percentage amounts exclude unallocated corporate expenses. 75% ©2018 Ameresco, Inc. All rights reserved. 5

ENERGY ASSET PORTFOLIO – 3/31/2019 RNG 13% Operating Renewable Gas In Development/ Energy Assets 60% Construction 236 MWe 267 MWe Solar 84% Solar 40% Other 3% 236 MWe of Energy Assets. Renewable Gas 267 MWe in development & construction. is 141 MWe, Solar is 95 MW* Renewable Gas is 34 MWe, Solar is 225 MW, Other is 8 MW* * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 6

ENERGY ASSET BALANCE SHEET – 3/31/2019 Energy Operating Debt: Energy Assets $418M Total Debt $477M Operating $260M $194M Energy Debt: Construction $13M Development/ Construction Corporate Debt $53M $59M $59M out of the $477M energy assets on $207M out of the $260M of total debt on our our balance sheet are still in development or balance sheet is debt associated with our construction. energy assets. $205M of the energy debt is non-recourse to Ameresco, Inc. * Numbers may not sum due to rounding ©2018 Ameresco, Inc. All rights reserved. 7

AMERESCO

AMERESCO HAS STRONG MULTI-YEAR VISIBILITY

$1.3B — Awarded Project Backlog: ~6-18 months to Contract

$754M — Contracted Project Backlog: ~12-36 months of Revenue

$900M* — Operating Energy Assets: 13 year weighted average PPA remaining

*Estimated contracted revenue and incentives during PPA period

$918M — O&M Backlog: 15 year weighted average lifetime

©2018 Ameresco, Inc. All rights reserved.

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SUSTAINABLE AND PROFITABLE BUSINESS MODEL EXPANDING EARNINGS AT A FASTER RATE THAN REVENUE BY GROWING HIGHER MARGIN RECURRING LINES OF BUSINESS Revenue ($M) Adjusted EBITDA ($M) $865  $787  $717  $99 $631  $651  $91 $593  $63 $56 $41 $46 2014 2015 2016 2017 2018 2019 2014 2015 2016 2017 2018 2019 Guidance Guidance Mid Point Mid Point FY 2019 guidance updatedGuidance 4/30/2019. reaffirmed August 9, 2017 ©2018 Ameresco, Inc. All rights reserved. 9

APPENDIX

ENERGY ASSET METRICS Energy Asset Metrics (in thousands, except megawatt equivalents "MWe") As of March 31, 2019 2018 MWe $ MWe $ Energy Assets: In Operations 235.0 417,504 210.2 328,171 In Development/Construction 267.2 59,078 90.0 53,553 Total Energy Assets 502.2 $476,582 300.2 $381,724 Three Months Ended March 31, Twelve Months Ended December 31, 2019 2018 2018 2017 Energy Assets Performance: Revenues $24,985 $21,494 $24,985 $21,494 Adjusted EBITDA $15,392 $13,750 $15,392 $13,750 As of March 31, 2019 2018 Energy Assets Debt Financing: In Operations 193,705 159,524 In Development/Construction 13,245 19,903 Total Debt Financing $206,950 $179,427 ©2018 Ameresco, Inc. All rights reserved. 11

GAAP TO NON-GAAP RECONCILIATION   Three Months Ended March 31,   2019 2018   (Unaudited) (Unaudited) Adjusted EBITDA:    Net income attributable to common shareholders $4,147 $6,988 Impact of redeemable non-controlling interests (1,276) 516 Plus: Income tax provision 257 (2,779) Plus: Other expenses, net 3,421 3,544 Plus: Depreciation and amortization of intangible assets 9,239 7,107 Plus: Stock-based compensation 385 355 Plus: Restructuring and other charges 149 32 Less: Gain on deconsolidation of assets (2,160) Adjusted EBITDA $14,162 $15,763 Adjusted EBITDA margin 9.4% 9.4% Non-GAAP net income and EPS: Net income attributable to common shareholders $4,147 $6,988 Impact of redeemable non-controlling interests (1,276) 516 Plus: Restructuring and other charges 98 32 Less: Gain on deconsolidation of assets (2,160) - Plus: Income Tax effect of non-GAAP adjustments - (27) Non-GAAP net income $809 $7,509 Earnings per share: Diluted net income per common share $0.09 $0.15 Effect of adjustments to net income (0.07) 0.01 Non-GAAP EPS $0.02 $0.16 Adjusted cash from operations: Cash flows from operating activities ($58,093) ($37,074) Plus: proceeds from Federal ESPC projects 39,598 36,581 Adjusted cash from operations ($18,495) ($493) ©2018 Ameresco, Inc. All rights reserved. 12

PERFORMANCE BY SEGMENT Three Months Ended Adjusted Revenues EBITDA March 31, 2019 U.S. Regions $55,597 $3,043 U.S. Federal 43,057 6,653 Canada 7,148 149 Non-Solar DG 21,230 8,411 All Other 23,104 3,002 Unallocated corporate activity (24) (7,096) Total Consolidated $150,112 $14,162 March 31, 2018 U.S. Regions $74,691 $7,296 U.S. Federal 47,785 6,740 Canada 8,904 (1,053) Non-Solar DG 18,117 7,898 All Other 17,937 1,299 Unallocated corporate activity (24) (6,417) Total Consolidated $167,410 $15,763 ©2018 Ameresco, Inc. All rights reserved. 13

SEGMENTS BY LINE OF BUSINESS – THREE MONTHS Segment Revenues by Line of Business for the Three Months Ended March 31 (in thousands): Non-Solar Total U.S. Regions   U.S. Federal   Canada   DG   All Other   Consolidated 2019 Project $45,704 $32,353 $5,234 $1,074 $3,067 $87,432 Energy Assets 6,021 643 320 17,699 302 24,985 O&M 3,318 9,858 2,035 15,211 Integrated-PV 11,451 11,451 Other Services 554 203 1,594 422 8,260 11,033 Total Revenues $55,597 $43,057 $7,148 $21,230 $23,080 $150,112 2018 Project $65,440 $37,838 $6,936 $899 $570 $111,683 Energy Assets 4,981 769 366 15,114 264 21,494 O&M 3,895 9,178 19 1,996 15,088 Integrated-PV 10,331 10,331 Other Services 375 1,583 108 6,748 8,814 Total Revenues $74,691 $47,785 $8,904 $18,117 $17,913 $167,410 ©2018 Ameresco, Inc. All rights reserved. 14

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